Exhibit 10.1

AMENDMENT AGREEMENT

This Amendment Agreement, made effective as of August 22, 2013 (the “Agreement”), is between Innovative Food Holdings, Inc., a Florida corporation (the “Company”) and the signatories hereto (each, a “Subscriber” and collectively, the “Subscribers”).

WHEREAS, the Company has issued notes as further described on Schedule B hereto as amended (the “Notes”) and warrants as further described on Schedule A hereto, as amended (the “Warrants”); and

WHEREAS, the Subscribers have a first priority security interest in the assets of the Company securing all amounts due under the Notes (the “Security Interest”); and

WHEREAS, the Company and the Subscribers have agreed to make certain changes to the terms of the Notes, Warrants and Security Interest.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1. The interest rate on the Notes is modified to 5% per annum.  Default interest shall be as stated in the Notes.

2. The Maturity Date of each Note is hereby amended to May 15, 2014.

3. Except as required herein, the Notes may not be prepaid without the permission of the Subscribers.

The Expiration Date of the Warrants listed on Schedule A is hereby extended to the dates listed in column F on Schedule A

4. The Subscribers consent to the Company obtaining a loan not more than $2,500,000 from Fifth Third Bank (the “Bank Loan”).

5. At the closing of the Bank Loan the Company will pay Alpha Capital Anstalt the full amount due on the Note issued by the Company to Alpha Capital Anstalt on May 11, 2012, in the original principal amount of $1,200,000 (the “Payoff”)

6. Upon receipt of the Payoff, each of the Subscribers will subordinate its Security Interest, up to $2,500,000, to the Bank Loan.

7. The Subscribers will not be limited to take any action to enforce the terms of its Notes during the pendency of the Bank Loan.

8. All other terms of the Transaction Documents remain in full force and effect (including the terms of any amendments not specifically superseded by this Agreement) as if this Agreement had not been executed.

9. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.  A copy of this Agreement annexed to the Note or the Warrant, as appropriate, shall be sufficient to reflect the amendment thereto.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the date first written above.

INNOVATIVE FOOD HOLDINGS, INC.

By: _______________________________________

ALPHA CAPITAL ANSTALT

By: _______________________________________

LANE VENTURES, INC

By: _______________________________________

MOMONA CAPITAL LLC

By: _______________________________________

OSHER CAPITAL PARTNERS LLC

By: _______________________________________

ASSAMEKA CAPITAL, INC.

By: _______________________________________

__________________________________________
ASHER BRAND

SCHEDULE A

This schedule  represents the expiration date , amounts and warrants strike price as of August 22nd 2013

A	B	C	D	E	F
		Warrant shares		Current price	New Expiration Date
Owner	Warrant Number	adjusted 50:1 split	Pre-Split Price	adjusted for 50:1 split

Alpha (A)	2005-A-001	1,400,000	0.0115	0.5750	Feb 1 2017
Alpha (B)	2005-B-001	350,000	0.0110	0.5500	Feb 1 2017
Alpha (C )	2005-C-001	560,000	0.0050	0.2500	Feb 1 2016
Alpha (A)	2005-A-AUG-010	480,000	0.0050	0.5750	Feb 1 2017
Alpha (B)	2005-B-AUG-010	120,000	0.0110	0.5500	Feb 1 2017
Alpha (C )	2005-C-AUG-010	48,000	0.0050	0.2500	Feb 1 2016
Asher (A)	2005-A-AUG-010	100,000	0.0115	0.5750	Feb 1 2017
Asher (B)	2005-B-AUG-010	25,000	0.0110	0.5500	Feb 1 2017
Asher ( C)	2005-C-AUG-010	10,000	0.0050	0.2500	Feb 1 2016
Momona (A)	2005-A-AUG-010	100,000	0.0115	0.5750	Feb 1 2017
Momona (B)	2005-B-AUG-010	25,000	0.0110	0.5500	Feb 1 2017
Momona (C )	2005-C-AUG-010	10,000	0.0050	0.2500	Feb 1 2016
Lane (A)	2005-A-AUG-010	40,000	0.0115	0.5750	Feb 1 2017
Lane (B)	2005-B-AUG-010	10,000	0.0110	0.5500	Feb 1 2017
Lane (C )	2005-C-AUG-010	4,000	0.0050	0.2500	Feb 1 2016
Alpha	2006-D-001	6,000	0.0050	0.2500	Feb 1 2016
Alpha (A)	2007-A-001	40,000	0.0115	0.5750	Feb 1 2017
Alpha (B)	2007-B-001	10,000	0.0110	0.5500	Feb 1 2017
Alpha (C)	2007-C-001	4,000	0.0050	0.2500	Feb 1 2016
Alpha (A)	2008-A-001	480,000	0.0115	.5750	Feb 1 2017
Alpha (B)	2008-B-001	120,000	0.0110	0.5500	Feb 1 2017
Alpha (C)	2008-C-001	48,000	0.0050	0.2500	Feb 1 2016
Alpha	2008-B-001	800,000	0.0110	0.5500	Feb 1 2017

Bought from Whalehaven:
Alpha	2005-A-001 (WH)	113,043	0.0115	0.5750	Feb 1 2017
Osher	2005-A-001 (WH)	50,725	0.0115	0.5750	Feb 1 2017
Assameka	2005-A-001 (WH)	36,232	0.0115	0.5750	Feb 1 2017
Alpha	2005-B-001 (WH)	28,261	0.0110	0.5500	Feb 1 2017
Osher	2005-B-001 (WH)	12,681	0.0110	0.5500	Feb 1 2017
Assameka	2005-B-001 (WH)	9,058	0.0110	0.5500	Feb 1 2017
Alpha	2005-C-001 (WH)	45,217	0.0050	0.2500	Feb 1 2016
Osher	2005-C-001 (WH)	20,290	0.0050	0.2500	Feb 1 2016
Assameka	2005-C-001 (WH)	14,493	0.0050	0.2500	Feb 1 2016
Alpha	2005-A-AUG-010 (WH)	67,826	0.0115	0.5750	Feb 1 2017
Osher	2005-A-AUG-010 (WH)	30,435	0.0115	0.5750	Feb 1 2017
Assameka	2005-A-AUG-010 (WH)	21,739	0.0115	0.5750	Feb 1 2017
Alpha	2005-B-AUG-010 (WH)	16,957	0.0110	0.5500	Feb 1 2017
Osher	2005-B-AUG-010 (WH)	7,609	0.0110	0.5500	Feb 1 2017
Assameka	2005-B-AUG-010 (WH)	5,435	0.0110	0.5500	Feb 1 2017
Alpha	2005-C-AUG-010 (WH)	6,783	0.0050	0.2500	Feb 1 2016
Osher	2005-C-AUG-010 (WH)	3,043	0.0050	0.2500	Feb 1 2016
Assameka	2005-C-AUG-010 (WH)	2,174	0.0050	0.2500	Feb 1 2016
Alpha	2008-A-001 (WH)	67,826	0.0115	0.5750	Feb 1 2017
Osher	2008-A-001 (WH)	30,435	0.0115	0.5750	Feb 1 2017
Assameka	2008-A-001 (WH)	21,739	0.0115	0.5750	Feb 1 2017
Alpha	2008-B-001 (WH)	16,957	0.0110	0.5500	Feb 1 2017
Osher	2008-B-001 (WH)	7,609	0.0110	0.5500	Feb 1 2017
Assameka	2008-B-001 (WH)	5,435	0.0110	0.5500	Feb 1 2017
Alpha	2008-C-001 (WH)	6,783	0.0050	0.2500	Feb 1 2016
Osher	2008-C-001 (WH)	3,043	0.0050	0.2500	Feb 1 2016
Assameka	2008-C-001 (WH)	2,174	0.0050	0.2500	Feb 1 2016
	Total	5,444,002

SCHEDULE B

All notes issued by Company to Subscribers with the exception of the note issued on May 11, 2012